FMX Growth Allocation Fund
Institutional Class Shares – Ticker Symbol FMGRX
Advisor Class Shares – Ticker Symbol  FMGCX

FMX Total Return Fund
Institutional Class Shares – Ticker Symbol FMTRX
Advisor Class Shares – Ticker Symbol FMTCX

FMX Funds

INSTITUTIONAL CLASS SHARES

ADVISOR CLASS SHARES

Each a series of the

Starboard Investment Trust

PROSPECTUS

February 15, 2011

This prospectus contains information about the FMX Growth Allocation Fund and the FMX Total Return Fund that you should know before investing.  You should read this prospectus carefully before you invest or send money, and keep it for future reference.  For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor

FolioMetrix, LLC
821 Pacific Street,
Omaha, Nebraska 68108

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
                                 Page

FMX GROWTH ALLOCATION FUND SUMMARY	2
Investment Objectives	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	4
Performance Information	7
Management of the Fund’s Portfolio	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Financial Intermediary Compensation	9
FMX TOTAL RETURN FUND SUMMARY	10
Investment Objectives	10
Fees and Expenses of the Fund	10
Principal Investment Strategies	11
Principal Risks of Investing in the Fund	12
Performance Information	16
Management of the Fund’s Portfolio	17
Purchase and Sale of Fund Shares	17
Tax Information	17
Financial Intermediary Compensation	18
OTHER NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	19
MANAGEMENT OF THE FUNDS	20
Investment Advisor	20
Board of Trustees	21
Administrator	21
Transfer Agent	22
Distributor	22
INVESTING IN THE FUNDS	23
Purchase Options	23
Institutional Class Shars	23
Advisor Class Shares	24
Purchase and Redemption Price	25
Buying or Selling Shares Through a Financial Intermediary	26
Purchasing Shares	26
Redeeming Shares	29
Frequent Purchases and Redemptions	32
OTHER IMPORTANT INVESTMENT INFORMATION	34
Dividends, Distributions, and Taxes	34
Financial Highlights	34
Additional Information	Back Cover

FMX GROWTH ALLOCATION FUND SUMMARY
INVESTMENT OBJECTIVES

The FMX Growth Allocation Fund (the “Fund”) seeks capital appreciation without regard to current income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%
Redemption Fee (as a % of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor
Management Fees	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses	26.92%	26.92%
Acquired Fund Fees and Expenses	0.88%	0.88%
Total Annual Fund Operating Expenses	28.75%	29.75%
Fee Waiver and/or Expense Limitation1	26.42%	26.42%
Net Annual Fund Operating Expenses	2.33%	3.33%

1.  The Fund’s administrator (“Administrator”) has entered into a Fund Accounting and Administration Agreement with the Fund that runs through October 1, 2012.  The agreement can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The Administrator receives payments under the agreement at a maximum annual rate of 1.45%.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Administrator, also through October 1, 2012, under which it has agreed to assume certain expenses of the Administrator to the extent the operating expenses exceed 1.45% of the average daily net assets of the Fund, exclusive of amounts payable under a Rule 12b-1 distribution plan and acquired fund fees and expenses.  The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties.  The Advisor cannot recoup

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from the Fund any amounts paid under the Operating Plan.  The advisory fee payable to the Advisor increases with the Fund’s asset size: the minimum annual rate is 0.00% on average daily net assets under $11 million and gradually increases to a maximum annual rate of 0.95% on average daily net assets of $39 million or more.  For the most recent fiscal year ended May 31, 2010, the Advisor received no compensation for its services to the Fund.

Example: This example shows you the expenses you may pay over time by investing in the Fund.  Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds.  The example assumes the following conditions:

•	You invest $10,000 in the Fund for the periods shown;
•	You reinvest all dividends and distributions;
•	You redeem all of your shares at the end of those periods;
•	You earn a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Class of Shares	1 Year	3 Years
Institutional	$236	$4,821
Advisor	$436	$4,981

You would pay the following expenses if you did not redeem your shares:

Class of Shares	1 Year	3 Years
Institutional	$236	$4,821
Advisor	$336	$4,981

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 332.64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment advisor, FolioMetrix, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective by investing primarily in no-load, institutional, and exchange-traded funds (“Portfolio Funds”).  Although the Fund primarily invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees in excess of 0.25%.  The Fund will invest primarily in Portfolio Funds that have an investment objective similar to the Fund’s or that are otherwise permitted investments under the Fund’s investment policies.  For the Fund, the Portfolio Funds’ investments generally will include, but are not limited to, equity securities.

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The Advisor uses a proprietary screening process to select Portfolio Funds for investment.  The screening process includes analysis of sector and asset allocations, total returns, and risk data.  The Advisor will seek to construct portfolios that achieve the Fund's investment objective while assuming risk that is no more than 20% greater than the S&P 500 Index.  The Advisor will generally sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund’s portfolio needs to be rebalanced.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

General Risks:

Market risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Risks related to “Fund of Funds” structure.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as mutual funds and ETFs.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the mutual funds and ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.

Under the Investment Company Act of 1940, the Fund may not acquire shares of another investment company if, immediately after acquisition, the Fund and their affiliated persons will hold more than 3% of the investment company’s outstanding shares unless the Fund or the investment company have received an order for exemptive relief from the 3% limitation from the SEC and the Fund and the investment company take appropriate steps to comply with the conditions in such order.  Consequently, the 3% limitation may prevent the Fund from allocating their investments in the manner the Advisor considers optimal.

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Derivative Risk.  Some Portfolio Funds may use derivative instruments which derive their value from the value of an underlying asset, currency, or index.  The value of derivatives may rise or fall more capital than other investments and it is possible to lose more than the initial amount invested.

Leverage Risk.  Some Portfolio Funds may borrow money for leveraging and will incur interest expenses.  The NAV per share of a Portfolio Fund will increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.

Short Sales Risk.  The Portfolio Funds may engage in short sales, which could cause a Portfolio Fund’s investment performance to suffer if it is required to close out a short position earlier than it had intended.  This could cause the Fund’s performance to suffer to the extent that it invests is such a Portfolio Fund.

Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Portfolio Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Portfolio Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of Portfolio Funds purchased by the Fund (large-cap, mid-cap, growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of stock funds that focus on other types of investments, or that have a broader investment style.

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Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The Advisor was formed in 2009 and is registered as an investment adviser with the SEC.  However, the Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”

Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator’s assumption of the Fund’s regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund’s expenses.

New Fund Risk.  The Fund was formed in 2009.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Small-Cap and Mid-Cap Securities Risk.  The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Foreign Securities and Emerging Markets Risk.  The Portfolio Funds may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. Securities that are denominated in foreign currencies are subject to the further risk that the value

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of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

The Portfolio Funds may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

PERFORMANCE INFORMATION

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the Fund’s Institutional Class Shares average annual total returns compare to that of a broad-based securities market index.  The annual returns for the Advisor Class Shares are expected to be substantially similar to the annual returns of the Institutional Class Shares because they are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Advisor Class Shares have a 12b-1 fee.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/800.htm for the Institutional Class Shares and by visiting http://secure.ncfunds.com/TNC/fundpages/802.htm for the Advisor Class Shares.

Quarterly Returns During This Time Period
Highest return for a quarter	8.93%	Quarter ended December 31, 2010
Lowest return for a quarter	(8.95)%	Quarter ended June 30, 2010

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Average Annual Total Returns Periods Ended December 31, 2010	Past 1 Year	Since Inception 10/2/09
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	9.57% 9.55% 6.22%	9.42% 9.40% 8.01%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	15.06%	20.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment advisor is FolioMetrix, LLC.  The Fund’s portfolio will be managed on a day-to-day basis by D. Jerry Murphey.  Mr. Murphey founded the Advisor in 2009, and has been its President and Chief Executive Officer since inception.

PURCHASE AND SALE OF FUND SHARES

You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $1,000 and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders by mail should be sent to the FMX Growth Allocation Fund, Institutional Class Shares or Advisor Class Shares (please specify), c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863  to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

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FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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FMX TOTAL RETURN FUND SUMMARY
INVESTMENT OBJECTIVES

The FMX Total Return Fund (the “Fund”) seeks total return through a combination of capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%
Redemption Fee (as a % of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses	122.28%	122.28%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	123.05%	124.05%
Fee Waiver and/or Expense Limitation1	121.78%	121.78%
Net Annual Fund Operating Expenses	1.27%	2.27%

1.  The Fund’s administrator (“Administrator”) has entered into a Fund Accounting and Administration Agreement with the Fund that runs through October 1, 2012.  The agreement can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The Administrator receives payments under the agreement at a maximum annual rate of 1.20%.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Administrator, also through October 1, 2012, under which it has agreed to assume certain expenses of the Administrator to the extent the operating expenses exceed 1.20% of the average daily net assets of the Fund, exclusive of amounts payable under a Rule 12b-1 distribution plan and acquired fund fees and expenses.  The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties.  The Advisor cannot recoup

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from the Fund any amounts paid under the Operating Plan.  The advisory fee payable to the Advisor increases with the Fund’s asset size: the minimum annual rate is 0.00% on average daily net assets under $13 million and gradually increases to a maximum annual rate of 0.70% on average daily net assets of $41 million or more.  For the most recent fiscal year ended May 31, 2010, the Advisor received no compensation for its services to the Fund.

Example: This example shows you the expenses you may pay over time by investing in the Fund.  Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds.  The example assumes the following conditions:

•	You invest $10,000 in the Fund for the periods shown;
•	You reinvest all dividends and distributions;
•	You redeem all of your shares at the end of those periods;
•	You earn a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Class of Shares	1 Year	3 Years
Institutional	$129	$5,847
Advisor	$330	$5,893

You would pay the following expenses if you did not redeem your shares:

Class of Shares	1 Year	3 Years
Institutional	$129	$5,847
Advisor	$230	$5,893

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment advisor, FolioMetrix, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective by investing primarily in no-load, institutional, and exchange-traded funds (“Portfolio Funds”).  Although the Fund primarily invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees in excess of 0.25%.  The Fund will invest primarily in Portfolio

11

Funds that have an investment objective similar to the Fund’s or that are otherwise permitted investments under the Fund’s investment policies.  For the Fund, the Portfolio Funds’ investments generally will include, but are not limited to, fixed income securities (such as bonds, corporate debt securities, convertible securities, TIPS and other treasuries).

The Advisor uses a proprietary screening process to select Portfolio Funds for investment.  The screening process includes analysis of sector and asset allocations, total returns, and risk data.  The Advisor will seek to construct portfolios that achieve the Fund's investment objective while assuming risk that is no greater than the BarCap US Aggregate Index.  The Advisor will generally sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund’s portfolio needs to be rebalanced.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

General Risks:

Market risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Risks related to “Fund of Funds” structure.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as mutual funds and ETFs.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the mutual funds and ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.

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Under the Investment Company Act of 1940, the Fund may not acquire shares of another investment company if, immediately after acquisition, the Fund and their affiliated persons will hold more than 3% of the investment company’s outstanding shares unless the Fund or the investment company have received an order for exemptive relief from the 3% limitation from the SEC and the Fund and the investment company take appropriate steps to comply with the conditions in such order.  Consequently, the 3% limitation may prevent the Fund from allocating their investments in the manner the Advisor considers optimal.

Derivative Risk.  Some Portfolio Funds may use derivative instruments which derive their value from the value of an underlying asset, currency, or index.  The value of derivatives may rise or fall more capital than other investments and it is possible to lose more than the initial amount invested.

Leverage Risk.  Some Portfolio Funds may borrow money for leveraging and will incur interest expenses.  The NAV per share of a Portfolio Fund will increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.

Short Sales Risk.  The Portfolio Funds may engage in short sales, which could cause a Portfolio Fund’s investment performance to suffer if it is required to close out a short position earlier than it had intended.  This could cause the Fund’s performance to suffer to the extent that it invests is such a Portfolio Fund.

Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Portfolio Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Portfolio Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of Portfolio Funds purchased by the Fund (large-cap, mid-cap, growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of stock funds that focus on other types of investments, or that have a broader investment style.

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Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The Advisor was formed in 2009 and is registered as an investment adviser with the SEC.  However, the Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”

Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator’s assumption of the Fund’s regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund’s expenses.

New Fund Risk.  The Fund was formed in 2009.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Interest Rate and Credit Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities generally involve greater risk than those with shorter maturities.  Issuers of fixed income securities might be unable to make principal and interest payments when due.

High-Yield Risk.  Portfolio Funds may invest in fixed income securities that are rated below investment grade, such as “junk bonds”.  Securities in this rating category are speculative.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.  The additional risks of these types of investments include an increased possibility of default, illiquidity of the security and changes in value based on public perception of the issuer.  Additionally, these instruments are generally unsecured and may be subordinated to other creditor’s claims.

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Inflation Risk.  Fixed income securities are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.

Risks of Investing in Corporate Debt Securities.  Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Risks of Investing in Convertible Securities.  Convertible securities are fixed income securities that a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Portfolio Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Portfolio Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the Portfolio Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

Risks of Investing in TIPS.  The Fund is subject to certain risks to the extent that the Portfolio Funds invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  With inflation (a rise in the CPI), the principal increases; with a deflation (a drop in the CPI), the principal decreases.  When TIPS

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mature, you are paid the adjusted principal or original principal, whichever is greater.  TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

PERFORMANCE INFORMATION

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the Fund’s Institutional Class Shares average annual total returns compare to that of a broad-based securities market index.  The annual returns for the Advisor Class Shares are expected to be substantially similar to the annual returns of the Institutional Class Shares because they are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Advisor Class Shares have a 12b-1 fee.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/801.htm for the Institutional Class Shares and by visiting http://secure.ncfunds.com/TNC/fundpages/803.htm for the Advisor Class Shares.

Quarterly Returns During This Time Period
Highest return for a quarter	1.61%	Quarter ended June 30, 2010
Lowest return for a quarter	(0.30)%	Quarter ended December 31, 2009

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Average Annual Total Returns Periods Ended December 31, 2010	Past 1 Year	Since Inception 10/2/09
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	3.25% 2.29% 6.54%	2.35% 1.58% 1.56%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	6.54%	5.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment advisor is FolioMetrix, LLC.  The Fund’s portfolio will be managed on a day-to-day basis by D. Jerry Murphey.  Mr. Murphey founded the Advisor in 2009, and has been its President and Chief Executive Officer since inception.

PURCHASE AND SALE OF FUND SHARES

You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $1,000 and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders by mail should be sent to the FMX Total Return Fund, Institutional Class Shares or Advisor Class Shares (please specify), c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863  to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

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FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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OTHER NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

An investment in the Funds should not be considered a complete investment program.  Whether a Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

Changes to Investment Objective and Strategy.  As stated above in “Investment Objective”, the FMX Growth Allocation Fund seeks capital appreciation without regard to current income, and the FMX Total Return Fund seeks total return through a combination of capital appreciation and current income.  Each Fund’s investment objective may be changed without shareholder approval upon sixty (60) days’ prior written notice to shareholders.

Who May Want to Invest in the Funds?  The FMX Growth Allocation Fund may be appropriate for long-term investors who are willing to accept an above-average level of market risk associated with investing in a portfolio that depends largely on the value of common stock holdings.  The Fund may not be appropriate for investors seeking regular income or stability of principal or those pursuing a short-term goal.

The FMX Total Return Fund may be appropriate for investors seeking growth of capital and current income consistent with the assumption of a low to moderate level of market risk associated with investing in a portfolio that depends largely on the value of fixed income securities.  The Fund may not be appropriate for investors seeking capital appreciation or wishing to avoid current taxable income.

Temporary Defensive Positions.  The Funds may, from time to time, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, such Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings.  The Funds will make portfolio holdings information available to the public, including the complete portfolio holdings from the previous business day, on the web pages noted under “Performance Information” above.  The web pages can also be reached at www.ncfunds.com by selecting the link “Fund Search” found in the top right-hand corner.  Search for the Funds using key words such as “FMX” and then select the link for the desired Fund on the Fund Search Results page.  Under the section entitled “Portfolio Holdings” on the web pages, there will be a link to the Fund’s complete portfolio holdings entitled “Click To View.”  This information is generally posted at the end of each business day and remains available until new information is posted.  A full description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information, which is available from the Funds or on the SEC’s web site, www.sec.gov.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Fund’s investment advisor is FolioMetrix, LLC of 821 Pacific Street, Omaha, Nebraska 68108.  The Advisor was established in 2009 and is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.  Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

Portfolio Managers.  The Fund’s portfolio will be managed on a day-to-day basis by D. Jerry Murphey.

As the President and CEO of FolioMetrix, LLC, Mr. Murphey oversees the investment management process that selects and monitors the Portfolio Funds.  Prior to forming FolioMetrix, LLC in 2009, Mr. Murphey served as an Investment Management Consultant for Prudential Investments, Wealth Management Solutions for 9 years.  Mr. Murphey also was managing director at Dearborn Financial Institute, where he headed Dearborn’s worldwide operations.  He started his career on Wall Street as cofounder and Vice President of Mutual Data Incorporated, Inc., a financial services research and consulting firm in 1991.

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Advisor Compensation.  As full compensation for the investment advisory services provided to the FMX Growth Allocation Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% on average daily net assets under $11 million and gradually increases to a maximum annual rate of 0.95% on average daily net assets of $39 million or more.  For the period ended May 31, 2010, the Advisor received no advisory fees from the Fund and reimbursed the Administrator in the amount of $58,716.

As full compensation for the investment advisory services provided to the FMX Total Return Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% on average daily net assets under $13 million and gradually increases to a maximum annual rate of 0.70% on average daily net assets of $41 million or more.  For the period ended May 31, 2010, the Advisor received no advisory fees from the Fund and reimbursed the Administrator in the amount of $60,782.

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The Advisor has entered into an Operating Plan with the Administrator, through October 1, 2012, under which it has agreed to assume certain expenses of the Administrator to the extent the operating expenses exceed 1.45% and 1.20% of the average daily net assets of the FMX Growth Allocation Fund and the FMX Total Reutrn Fund, respectively, exclusive of amounts payable under a Rule 12b-1 distribution plan and acquired fund fees and expenses.  The Advisor cannot recoup from the Funds any amounts paid by the Advisor to the Administrator under the Operating Plan.

Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees’ basis for approving the investment advisory contracts for the Funds can be found in the Funds’ annual report to shareholders for the period ended May 31, 2010.  You may obtain a copy of the semi-annual report, free of charge, upon request to the Fund.

BOARD OF TRUSTEES

The Funds are a series of the Starboard Investment Trust (“Trust”), an open-end management investment company that was organized as a Delaware statutory trust on May 13, 2009.  The Trustees supervise the operations of the Funds according to applicable state and federal law, and are responsible for the overall management of each Fund’s business affairs.

ADMINISTRATOR

The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates and pays for the services of each vendor and the operating expenses of the Funds (with the exception of registration and filing fees), and provides the Funds with certain administrative, fund accounting, and compliance services.  As part of its services and fee agreement, the Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; and fidelity bond and Trustees’ liability insurance premiums. The Administrator receives payments under its agreement based on each Fund’s average daily net assets.  For the FMX Growth Allocation Fund, the annual rate is 1.45% if the average daily net assets are under $11 million and gradually decreases to an annual rate of 0.175% if the average daily net assets of $370 million or more.  For the FMX Total Return Fund, the annual rate is 1.20% if the average daily net assets are under $13 million and gradually decreases to an annual rate of 0.175% if average daily net assets are $370 million or more.

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TRANSFER AGENT

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the transfer agent and dividend-disbursing agent of the Funds.  As indicated later in the section of this prospectus entitled “Investing in the Funds,” the Transfer Agent will handle orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.

DISTRIBUTOR

Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of each Fund’s shares and serves as each Fund’s exclusive agent for the distribution of such Fund’s shares.  The Distributor may sell each Fund’s shares to or through qualified securities dealers or others.

Both Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Distribution Plan”).  Pursuant to the Distribution Plan, the Funds compensate the Distributor with assets attributable to the Advisor Class Shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale or the servicing of those shares (this compensation is commonly referred to as “12b-1 fees”).  These activities include, among others, reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares.  The Distribution Plan provides that the Fund will pay the annual rate of up to 1.00% of the average daily net assets attributable to its Advisor Class Shares.  The 1.00% fee is comprised of a 0.25% service fee and a 0.75% distribution fee.  Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Expenses.  The Funds will be separately responsible for any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.  All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust (if any), on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.  The Funds do not anticipate any such expenses to be allocated to the Funds in the current fiscal year.

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INVESTING IN THE FUNDS

PURCHASE OPTIONS

The Funds offer two different classes of shares through this Prospectus.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds.  The share class available to an investor may vary depending on how the investor wishes to purchase shares of the Funds.

Institutional Class Shares

•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge.
•	$1,000 minimum initial investment.
•	No purchase maximum.
•	No conversion.

Advisor Class Shares

•	No front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
•	$1,000 minimum initial investment.
•	No purchase maximum per transaction.
•	Automatic conversion to Institutional Class Shares seven years after purchase.

When you purchase shares of a Fund, you must choose a share class.  If none is chosen, your investment will be made in Institutional Class Shares.

Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information.  Further information is available free of charge by calling the Funds at 1-800-773-3863.

INSTITUTIONAL CLASS SHARES

Institutional Class Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds.  The minimum initial investment is $1,000.  The minimum additional investment is $100.  The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

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ADVISOR CLASS SHARES

Advisor Class Shares are sold at net asset value.  Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell shares in the Funds.  The minimum initial investment is $1,000.  The minimum additional investment is $100.  The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.  The maximum purchase per transaction is $500,000.

Contingent Deferred Sales Charges.  If you redeem your Advisor Class Shares within the first year of purchase, you may be subject to a contingent deferred sales charge.  The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:

Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	1.00%
Second and Following	None

The contingent deferred sales charge is calculated as a percentage of the net asset value of the Advisor Class Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%.  The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Advisor Class Shares of the Funds.  The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Advisor Class Shares available in exchange for their services.  The Distributor may also retain a portion of the contingent deferred sales charge.

To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period.  Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.

The contingent deferred sales charge imposed on Advisor Class Shares redeemed within the first year of purchase may be waived in certain circumstances.  See “Redeeming Your Shares – Contingent Deferred Sales Charge Waivers” below.

If you hold Advisor Class Shares for seven years, they will automatically convert to Institutional Class Shares.  Institutional Class Shares are not subject to the distribution and service plan (Rule 12b-1) fees of 1.00%.  Purchases of Advisor Class Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

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PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) after an order is received, subject to the order being accepted by the Funds in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  A Fund’s NAV per share for each class of shares is calculated by dividing the value of the Fund’s total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of the Fund attributable to that class.  To the extent that the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The NAV per share for each class of shares is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange (“NYSE”).  The Funds do not calculate NAV on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Funds normally use third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation.

Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures.  The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures.  To the extent the

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Funds invest in other open-end investment companies that are registered under the Investment Company Act of 1940, the Funds’ net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  The Trustees are responsible for the fair valuation of the Fund’s securities and regularly monitor and evaluate the Fund’s use of fair value pricing, and review the results of any fair valuation under the Fund’s policies.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Fund.

BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Funds through an authorized financial intermediary (such as a financial planner or advisor).  To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day.  Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Funds on time.  Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers.  Under this arrangement, the financial intermediary must send your payment to the Funds by the time they price their shares on the following business day.  The Funds are not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

PURCHASING SHARES

Purchases can be made directly from the Funds by mail or bank wire.  The Funds have also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds.  Such orders will be deemed to have been received by the Funds when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Funds in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Funds reserve the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.

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Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Funds, Administrator, and Transfer Agent.  The Funds will charge a $35 fee and may redeem shares of the Funds owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

FMX Funds
Institutional Class Shares or Advisor Class Shares (please specify)
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for a SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.

Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then-current net asset value.  The minimum additional investment is $100.  Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Funds will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature.  You may exchange shares of the Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside.  Shares may be exchanged for shares of the same class of any other series of the Trust at the net asset value.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

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The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Share Certificates.  The Funds normally does not issue share certificates.  Evidence of ownership of shares is provided through entry in a Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the driver’s license or other identifying documents of the investor.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Funds receive this required information.  In addition, if after opening the investor’s account the Funds are unable to verify the investor’s identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.  If the Funds close an investor’s account because the Funds could not verify the investor’s identity, the Funds will value the account in accordance with the next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.

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REDEEMING SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

FMX Funds

Institutional Class Shares or Advisor Class Shares (please specify)
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the account number, class of shares, and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908).  The confirmation instructions must include the following:

(1)	Name of Fund and class of shares;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds.  See “Signature Guarantees” below.

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The Funds, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Funds to be genuine.  The Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Funds will not be liable for any losses due to fraudulent or unauthorized instructions.  The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of a Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50).  Each month or quarter, as specified, the applicable Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of a Fund or paid in cash.  Contingent deferred sales charges will not apply to shares redeemed under this plan.  Call or write the Funds for an application form.

Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice.  If the shareholder brings his account NAV up to at least $1,000 during the notice period, the account will not be redeemed.  Redemptions due to account size will not be subject to an otherwise applicable contingent deferred sales charge.  Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing a Fund’s NAV per share.  Shareholders receiving them may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Funds must pay redemptions

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in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at each Fund’s election.

Signature Guarantees.  To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers.  The contingent deferred sales charge imposed on Advisor Class Shares may be waived in the following circumstances:

•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.
•	Tax-free returns of excess contributions to IRAs.
•
Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions of Advisor Class Shares pursuant to a systematic withdrawal plan.
•	Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Funds.  Such waiver requests must be made at the time of redemption.

Reinstatement Privilege.  If you sell Advisor Class Shares of the Funds, you may reinvest some or all of the proceeds in Advisor Class Shares within 90 days without a contingent deferred sales charge.  Reinstated Advisor Class Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge.  This privilege can only be used once per calendar year.  If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.

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Miscellaneous.  The Funds reserve the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared.  The Funds may also suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the NYSE is closed, trading is restricted by the Securities and Exchange Commission (“SEC”), or the SEC declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the SEC for the protection of the Funds’ shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds.  These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Funds’ portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Funds.  The Funds do not accommodate Frequent Trading.  Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor.  The Transfer Agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the respective Fund by the Funds’ refusal to accept further purchase and/or exchange orders from such investor.  The Funds’ policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000 on two or more occasions during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Advisor intends to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Funds.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Funds.  Accordingly, the

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ability of the Funds to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Funds could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Funds and redeems immediately after recognizing the error).  The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error.  In such a case, the Advisor may choose to accept further purchase and/or exchange orders from such investor account.

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OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Funds’ SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

The Funds will distribute most of their income and realized gains to its shareholders every year.  Income dividends paid by the Funds derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds’ Institutional Class Shares from their inception on October 2, 2009 through the fiscal year end on May 31, 2010.  Because the Advisor Class Shares are newly organized, there is no financial or performance information to be presented here.  Once the information becomes available, you may request it at no charge by calling the Fund at 1-800-773-3863.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The financial data in the table below have been derived from audited financial statements of the Funds.  This information has been audited by BrookWeiner, L.L.C., an independent registered accounting firm, whose report covering such periods is incorporated by reference into the SAI.  This information should be read in

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conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, copies of which may be obtained at no charge by calling the Funds.  Further information about the performance of the Funds is contained in the Annual Report of the Funds, copies of which may also be obtained at no charge by calling the Funds at 1-800-773-3863.

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FMX GROWTH ALLOCATION FUND
(For a Share Outstanding Throughout the Period)

Year ended May 31, 2010 (a)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations Net investment loss Net realized and unrealized loss on securities Total from investment operations	(0.05) (0.01) (0.06)
Net Asset Value, End of Period	$9.94
Total return (b)	(0.60) %
Net Assets, End of Period (in thousands) Average Net Assets for the Period (in thousands)	$447 $337
Ratios of: Gross expenses to average net assets Net expenses to average net assets Net investment loss to average net assets	1.45% (c) 1.45% (c) (1.10) % (c)
Portfolio turnover rate	332.64%

(a)  For the period from October 2, 2009 (date of initial public investment) to May 31, 2010.
(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the reports based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)  Annualized.

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FMX TOTAL RETURN FUND
(For a Share Outstanding Throughout the Period)

Year ended May 31, 2010 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations Net investment income Net realized and unrealized gain on securities Total from investment operations	0.00 (b) 0.07 0.07
Net Asset Value, End of Period	$10.07
Total return (c)	0.70%
Net Assets, End of Period (in thousands) Average Net Assets for the Period (in thousands)	$130 $76
Ratios of: Gross expenses to average net assets Net expenses to average net assets Net investment loss to average net assets	1.20% (d) 1.20% (d) 0.17% (d)
Portfolio turnover rate	48.89%

(a)  For the period from October 2, 2009 (date of initial public investment) to May 31, 2010.
(b)  Actual amount is less than $0.01 per share.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the reports based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)  Annualized.

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ADDITIONAL INFORMATION

FMX Funds

INSTITUTIONAL CLASS SHARES

ADVISOR CLASS SHARES

Additional information about the Funds is available in the Funds’ SAI, which is incorporated by reference into this prospectus.  Additional information about the Funds’ investments will be available in the annual and semi-annual reports to shareholders.  The annual reports will include a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

The Funds’ SAI and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:

By telephone:	1-800-773-3863

By mail:	FMX Funds
c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365

By e-mail:	shareholders@ncfunds.com

On the Internet:	www.ncfunds.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act file number 811-22298

STATEMENT OF ADDITIONAL INFORMATION

FMX Funds

FMX Growth Allocation Fund
Institutional Class Shares – Ticker Symbol FMGRX
Advisor Class Shares – Ticker Symbol FMGCX

FMX Total Return Fund
Institutional Class Shares – Ticker Symbol FMTRX
Advisor Class Shares – Ticker Symbol FMTCX

February 15, 2011

Each a series of the

Starboard Investment Trust
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069
Telephone 1-800-773-3863

TABLE OF CONTENTS

Page

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	10
PORTFOLIO TRANSACTIONS	11
DESCRIPTION OF THE TRUST	13
MANAGEMENT AND OTHER SERVICE PROVIDERS	14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
SPECIAL SHAREHOLDER SERVICES	27
DISCLOSURE OF PORTFOLIO HOLDINGS	28
NET ASSET VALUE	29
ADDITIONAL TAX INFORMATION	30
FINANCIAL STATEMENTS	32
APPENDIX A – DESCRIPTION OF RATINGS	33
APPENDIX B – PROXY VOTING POLICIES	37

This Statement of Additional Information is meant to be read in conjunction with the prospectus for the FMX Funds, dated the same date as this Statement of Additional Information, and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the FMX Funds should be made solely upon the information contained herein.  Copies of the FMX Funds’ prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Funds at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the FMX Funds’ prospectus.

OTHER INVESTMENT POLICIES

Starboard Investment Trust (“Trust”) was organized on May 13, 2009 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The FMX Growth Allocation Fund and the FMX Total Return Fund (each a “Fund” and collectively, “Funds”) are separate, diversified series of the Trust.  The Funds’ investment advisor is FolioMetrix, LLC (the “Advisor” or “FolioMetrix”).  The Prospectus describes each Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Funds.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds.  Attached to the Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Funds’ investment program will be successful.  Investors should carefully review the descriptions of the Funds’ investments and their risks described in the Funds’ prospectus and this Statement of Additional Information.

Investment Companies.  The Funds will invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds.  The Funds expect to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (“1940 Act”) when purchasing shares of a money market fund.  Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as the Funds pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority, or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of the Financial Industry Regulatory Authority, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee.  The Funds expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock.  To the extent this limitation applies to an investment the Funds wish to make, the Funds may be prevented from allocating its investments in the manner that the Advisor considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Funds under Section 12(d)(1)(F), then the Funds will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure.  These risks include the following:

Multiple Layers of Fees.  By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds’ Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.

Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Funds have no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Funds’ investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers.  In the event that such valuations prove to be inaccurate, the NAV of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.

Illiquidity of Investments By and In Other Investment Companies.  Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Funds may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner.  If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.

Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified.  As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities.  As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments.  Thus, the Funds’ portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the net asset value of the shares of the other investment companies and in the return on the other investment companies’ investments.  Borrowing will also cost other investment companies interest expense and other fees.  As such, the value of the Funds’ investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.

Exchange Traded Funds.  The Funds may invest in exchange traded funds (“ETF”).  An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Funds and these costs and expenses will in turn increase the Funds’ expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Funds’ net asset values; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Funds may acquire.

Equity Securities.  The Funds may invest in equity securities, both directly and indirectly through the Funds’ investment in shares of other investment companies.  The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Funds invest (either directly or indirectly through the Funds’ investment in shares of other investment companies) may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Foreign Investment Risk.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Money Market Instruments.  The Funds may invest in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) provided that they are eligible for purchase by the Funds.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, or Fitch Investors Service, Inc., or if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

U.S. Government Securities.  The Funds may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (GNMA), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), and The Tennessee Valley Authority (TVA).  U.S. Government securities may also be acquired subject to repurchase agreements.  While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Funds’ shares.

Debentures.  A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).  The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid.  The Funds may invest in all types of debentures, including corporate and government debentures.

Asset Coverage for Certain of the Fund’s Investments.  To the extent that the Funds invests in options, futures, other derivatives, or similar investments or engages in short sales, the Funds will comply with the applicable asset segregation requirements of no-action letters issued by the SEC and SEC Release 10666.

Derivative Instruments Risk.  When the Funds enter into short sales, options, futures, and other forms of financial derivatives, such as foreign exchange contracts, the investments involve risks different from direct investments in the underlying securities.  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions.  Derivatives may magnify the Funds’ gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Funds hold or intend to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Funds to greater risks.

The Funds’ ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities the Funds are hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if the Funds’ prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Funds may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Before a futures contract or option is exercised or expires, the Funds can terminate it only by entering into a closing purchase or sale transaction.  Moreover, the Funds may close out a futures contract only on the exchange the contract was initially traded.  Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, the Funds may not be able to close out a position.  In an illiquid market, the Funds may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions.  For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts securities market and interest rate trends, the Funds may lose money by investing in derivatives.  For example, if the Funds were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Funds could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Funds were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Funds could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Funds and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Funds may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  The Funds may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Short Sales.  The Funds may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which the Funds sell a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover the short position, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, the Funds will, in compliance with Section 18 of the 1940 Act and SEC Release 10666, segregate liquid assets (such as cash and U.S. Government securities) on the Funds’ books or in a segregated account at the Funds’ custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Funds will be marked to market daily.  To the extent the market price of the securities sold short increases and more assets are required to meet the Funds’ short sale obligations, additional assets will be segregated to ensure adequate coverage of the Funds’ short position obligations.  If the Funds do not have the assets to cover a short sale, then the Funds’ potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

In addition, the Funds may make short sales “against the box.”  A short sale is against the box to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Funds will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Options.  The Funds may purchase and write put and call options on securities.  A Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Funds seek to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Funds may be unable to close out a position.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC).  No purchase price is paid or received when the contract is entered into.  Instead, the Funds, upon entering into a futures contract (and to maintain the Funds’ open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Funds are expected to earn interest income on initial and variation margin deposits.

The Funds will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Funds will usually be liquidated in this manner, the Funds may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Funds to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Swaps.  The Funds may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.  In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Use of swaps subjects the investor to risk of default by the counterparties.  If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that the counterparty to the transaction is insolvent.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.

Forward Commitment and When-Issued Securities.  The Funds may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price.  In such purchase transactions, the Funds will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Funds could incur a short-term gain or loss.

Repurchase Agreements.  A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Funds will retain or attempt to dispose of the collateral.  The Funds’ risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.

Illiquid Investments.  The Funds may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board” or “Trustees”), the Advisor determines the liquidity of the Funds’ investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Funds’ investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities.  Within its limitation on investment in illiquid securities, the Funds may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Funds may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Funds may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds.  High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains.  If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.  Under normal circumstances, the anticipated portfolio turnover rates for the Funds are expected to be less than 100%.

Lending of Portfolio Securities.  In order to generate additional income, the Funds may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees.  In determining whether the Funds will lend securities, the Advisor will consider all relevant facts and circumstances.  The Funds may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or equivalent collateral.  The Funds might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Funds any interest paid on the loaned securities, and the Funds may invest the cash collateral to earn additional income.  Alternatively, the Funds may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Funds may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan.  Loans are subject to termination at the option of the Funds or the borrower at any time.  The Funds may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Funds’ loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Funds may use, and the Funds may lend securities to only one or a small group of borrowers.  Mutual Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Temporary Defensive Positions.  The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Funds may hold up to 100% of their portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Funds take a temporary defensive position, the Funds may not be able to achieve their investment objectives.

INVESTMENT LIMITATIONS

Each Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Fundamental Restrictions.  As a matter of fundamental policy, each Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);

(6)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(7)	Make investments for the purpose of exercising control or management over a portfolio company;

(8)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)
With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities; or

(10)
Each Fund will not concentrate its investments. Each Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of each Funds’ total assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities (“Permitted Senior Securities”), such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor shall manage the Funds’ portfolios in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Funds (“Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Funds.  Investment decisions for each Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Funds.

The Funds may invest in securities traded in the over-the-counter market.  In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds’ interest.

For the fiscal year ended May 31, 2010 the FMX Growth Allocation Fund paid brokerage commissions in the amount of $238 and the FMX Total Return Fund paid brokerage commissions in the amount of $28.

Aggregated Trades. While investment decisions for the Funds are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Funds.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Funds may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on May 13, 2009, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of nine series: the Funds managed by the Advisor, the Presidio Multi-Strategy Fund managed by Presidio Capital Investments, LLC; the WynnCorr Value Fund managed by WynnCorr Capital Management, LLC; the GlobalAfrica Equity Fund, GlobalAfrica Infrastructure Fund, GlobalAfrica Natural Resources Fund and GlobalAfrica Income Fund, each managed by Wambia Capital Management and the Caritas All-Cap Growth Fund managed by Caritas Capital LLC.  The Funds currently offer Institutional Class Shares and Advisor Class Shares.  Additional series and/or classes may be created from time to time.  The number of shares of each series in the Trust shall be unlimited.  When issued for payment as described in the Funds’ prospectus and this Statement of Additional Information, shares of the Funds will be fully paid and non-assessable and shall have no preemptive rights.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Funds have adopted a Rule 18f-3 Multi-class Plan that contains the general characteristics of and conditions under which the Funds may offer multiple classes of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and the Funds; and oversee activities of the Funds.  This section of the Statement of Additional Information provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 78	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	11
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 57	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	11
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.

J. Buckley Strandberg Age: 50	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982	11	Director, Southern Bank from 2002-2006; Independent Trustee, Nottingham Investment Trust II for the four series of that trust (registered investment company) from 1991-2006
Michael G. Mosley Age: 57	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004	11	None
Interested Trustees
Theo H. Pitt, Jr. Age: 74	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008	11
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

Other Officers
Robert G. Fontana Age: 40 5950 Fairview Road Suite 610 Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management)
				n/a	n/a

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
D. Jerry Murphey Age: 52 821 Pacific Street, Omaha, NE 68108	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management)
				n/a	n/a
Julie M. Koethe Age: 29 821 Pacific Street, Omaha, NE 68108	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010
				n/a	n/a
Joseph M. Wambia Age: 56 14404 Autumn Crest Road, Boyds, Maryland 20841	President and Treasurer (GlobalAfrica Mutual Funds)	Since 2/10
Managing Member of Wambia Capital Management, LLC since 2006; Audit Manager (Capital Markets) for Fannie Mae from 2005 to 2006; Senior Auditor (Operations/Portfolio) for World Bank from 2002 to 2005; Senior Treasury Financial Analyst/Officer for World Bank from 2001 to 2002; Manager (Portfolio) for World Bank from 2000 to 2000; Senior Financial Analyst & Asia Region Portfolio Manager for World Bank from 1992 to 1999; Senior Policy & Strategy Officer for World Bank from 1990 to 1992; Senior Economist & Africa Region Portfolio Manager for World Bank from 1986 to 1990; HR Manager for World Bank from 1984 to 1986; Economist & East Africa Country Sector Leader for World Bank from 1980 to 1984
				n/a	n/a
Matthew R. Lee Age: 28 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. from 2003-2004
				n/a	n/a
James C. Roumell Age: 49 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	President (Roumell Opportunistic Value Fund)	Since 9/10	President of Roumell Asset Management, LLC since 1998	n/a	n/a

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Craig L. Lukin Age:43 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	Treasurer (Roumell Opportunistic Value Fund)	Since 9/10
Chief Operating Officer and Chief Compliance Officer of Roumell Asset Management, LLC since 2007; Research Analyst at Roumell Asset Management, LLC from 2003-2007; Private Equity Analyst for Dent & Company, Inc. from 2000-2002; Corporate Value Consulting Manager for PricewaterhouseCoopers, LLP from 1994-2000
				n/a	n/a
John C. Thompson Age: 42 8000 Excelsior Drive Suite 300 Madison, Wisconsin 53717	President and Treasurer (The Vilas Fund)	Since 9/10
Chief Executive Officer of the Advisor since 2010; founder, Executive Vice President and Chief Investment Officer for Mortgage Assurance Corporation in 2009; Vice President and Chief Investment Officer for Thompson Investment Management, Inc. from 1993-2009; officer of the Thompson Plumb Funds, Inc. from 1995-2009; President and COO from 2004-2009; lead portfolio manager of the Thompson Plumb Growth fund from 1996-2009 and the Thompson Plumb Bond Fund from 1999-2009
				n/a	n/a
T. Lee Hale, Jr. Age: 33	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manger for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 33	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Mr. Pitt is an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees.  Mr. Pitt is considered an interested person of the Trust because he is a consultant to The Nottingham Company, the administrator of the Funds.

The Board met five (5) times during the fiscal year ended May 31, 2010.  Mr. Brinson and Mr. Strandberg attended all of the Board meetings, and Mr. Speed attended four (4) of the Board meetings in the fiscal year ended May 31, 2010.  Mr. Mosley and Mr. Pitt were not yet Board members when the five meetings were held, so they did not attend any meetings of the Board during the fiscal year ended May 31, 2010.

Board Structure

The Trust’s Board of Trustees includes one interested Trustee and four independent Trustees, one of which, Mr. Brinson, is Chairman of the Board of Trustees.  The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current and historical small size and the fact that this size permits Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider electing additional independent trustees in the future, particularly if the Trust’s size and/or complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Presidents of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Mr. Brinson has experience as an investor, including his role as trustee of several other investment companies and business experience as President of a company in the business of private investing.  Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.  Mr. Strandberg has business experience as President of an insurance and property management company.  Mr. Mosley has had business experience as an owner of a real estate company. Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a Partner of a real estate partnership and as an Account Administrator for a money management firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary.  The Audit Committee also serves as the Trust's qualified legal compliance committee.  The Audit Committee met two times during the fiscal year ended May 31, 2010.

Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee will meet only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the fiscal year ended May 31, 2010.

Proxy Voting Committee.  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the fiscal year ended May 31, 2010.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2010 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the FMX Growth Allocation Fund	Dollar Range of Equity Securities in the FMX Total Return Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee In Family of Investment Companies*
Jack E. Brinson	A	A	A
James H. Speed, Jr.	A	A	A
J. Buckley Strandberg	A	A	A
Michael G. Mosley	A	A	A
Theo H. Pitt, Jr.	A	A	A

*Includes all the funds of the Trust managed by the Advisor.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2010, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  Because the Funds have not been in operation for a full year, the following table presents the estimated compensation for each Trustee for the first full fiscal year.

Name of Trustee	Aggregate Compensation From each Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees*
Independent Trustees
Jack E. Brinson	$2,000	None	None	$17,000
James H. Speed, Jr.	$2,000	None	None	$17,000
J. Buckley Strandberg	$2,000	None	None	$17,000
Michael G. Mosley	$2,000	None	None	$17,000
Interested Trustee
Theo H. Pitt, Jr.	None	None	None	None

*Each of the Trustees serves as a Trustee to all series of the Trust.

Codes of Ethics.  The Trust and Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust and Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust and Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight by the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.  No later than August 31st of each year, the Funds will file Form N-PX stating how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-800-773-3863; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities.  As of January 31, 2011, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding Institutional Class Shares of the FMX Growth Allocation Fund and less than 1% of the then outstanding Institutional Class Shares of the FMX Total Return Fund.  On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Funds.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Funds as of January 31, 2011.

	FMX Growth Allocation Fund
	Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC IRA FBO Betty J. Lars PO Box 2052 Jersey City, NJ 07303-9998	83,488.013 shares	6.65%
Pershing LLC Susan K. Evans TTEE PO Box 2052 Jersey City, NJ 07303-9998	72,051.516 shares	5.74%
	Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

	FMX Total Return Fund
	Institutional Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Pershing LLC Susan K. Evans TTEE PO Box 2052 Jersey City, NJ 07303-9998	54,273.844 shares	17.73%
	Advisor Class Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None

Investment Advisor.  Information about the Advisor, FolioMetrix of 821 Pacific Street, Omaha, Nebraska 68108, and its duties and compensation as Advisor is contained in the Funds’ prospectus.  The Advisor supervises the Funds’ investments pursuant to the Advisory Agreement.  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Funds’ outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty by the Trust upon 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As full compensation for the investment advisory services provided to the FMX Growth Allocation Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% if the average daily net assets are under $11 million and gradually increases to a maximum annual rate of 0.95% if the average daily net assets are $39 million or more.  The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  For the fiscal year ended May 31, 2010, the Advisor received no advisory fees for its services to the Fund and reimbursed the Fund’s administrator in the amount of $58,716.

As full compensation for the investment advisory services provided to the FMX Total Return Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% if the average daily net assets are under $13 million and gradually increases to a maximum annual rate of 0.70% if the average daily net assets are $41 million or more.  The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  For the fiscal year ended May 31, 2010, the Advisor received no advisory fees for its services to the Fund and reimbursed the Fund’s administrator in the amount of $60,782.

Portfolio Managers.  D. Jerry Murphey is the portfolio manager of the Funds.  He is currently not responsible for the day-to-day management of any accounts other than the Funds.

Compensation.  The portfolio manager’s compensation varies with the general success of the Advisor as a firm.  The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor’s assets under management.  The portfolio manager’s compensation is not directly linked to the Funds’ performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares.  The table below shows the amount of each Fund’s equity securities beneficially owned by the portfolio manager as of May 31, 2010 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
D. Jerry Murphey	Growth Allocation	E
	Total Return	E

Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The Administrator assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates and pays for the services of each vendor and the operating expense to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on each Fund’s average daily net assets.  For the FMX Growth Allocation Fund, the annual rate is 1.45% if the average daily net assets are under $11 million and gradually decreases to an annual rate of 0.175% if the average daily net assets of $370 million or more.  For the FMX Total Return Fund, the annual rate is 1.20% if the average daily net assets are under $13 million and gradually decreases to an annual rate of 0.175% if average daily net assets are $370 million or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of each Fund by the highest applicable annual rate.  The Advisor has entered into an Operating Plan with the Administrator, through October 1, 2012, under which it has agreed to assume certain expenses to help limit the annual operating expenses of the FMX Growth Allocation Fund to 1.45% of average daily net assets and the FMX Total Return Fund to 1.20% of average daily net assets, exclusive of amounts payable under a Rule 12b-1 distribution plan and acquired fund fees and expenses.  The Advisor cannot recoup from the Funds any amounts paid by the Advisor to the Administrator under the Operating Plan.

The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.

The Administrator’s responsibilities include the following services for the Funds: (i) procures on behalf of the Trust, and coordinates with, the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (v) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator also provides certain accounting and pricing services for the Funds.

With the exception of the Advisor, all of the Fund’s service providers are paid by the Administrator.

For the fiscal year ended May 31, 2010, the Administrator received $3,223 in general administration fees from the FMX Growth Allocation Fund and $599 in general administration fees from the FMX Total Return Fund.

Distributor.  The Funds will conduct a continuous offering of their securities.  Capital Investment Group, Inc. (“Distributor”), Post Office Box 32249, Raleigh, North Carolina 27622, acts as the underwriter and distributor of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Funds shall from time to time identify to the Distributor as states in which each Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority.   The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services shall include, but are not limited to, the following: (i) maintaining records with respect to submissions to the Financial Industry Regulatory Authority, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board of Trustees as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time.  The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Funds’ shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Funds.

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the “Plans”) with respect to the Advisor Class Shares.  Under the Plans, the Funds annually may expend a percentage of the average net asset value attributable to the Advisor Class Shares to finance any activity which is primarily intended to result in the sale of those shares and the servicing of shareholder accounts with respect to those shares, provided the Trustees have approved the category of expenses for which payment is being made.  Each of the Funds may expend up to 1.00% of the average daily net assets attributable to its Advisor Class Shares.  The 1.00% fee for the Advisor Class Shares is comprised of a 0.25% service fee and a 0.75% distribution fee.  Such expenditures paid as service fees to any person who sells shares of a Fund may not exceed 0.25% of the average annual net asset value of such shares.  Potential benefits of the Plans to the Funds include improved shareholder servicing, savings to a Fund in transfer agency costs, benefits to the investment process from growth and stability of assets, and maintenance of a financially healthy management organization.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Advisor Class Shares of the Fund with respect to the Advisor Class Shares of the Fund regardless of the level of expenditures made by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation, the costs of: (i) printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of Fund shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the sale of shares of the Fund; and (vi) any other activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.  From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.  All of the distribution expenses incurred by the Distributor and others, such as broker dealers, in excess of the amount paid by a Fund will be borne by such persons without any reimbursement from a Fund.

The Plans and the Distribution Agreement have been approved by the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and the Distribution Agreement.  Continuation of the Plans and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Funds and that there is a reasonable likelihood of its providing a benefit to the Funds.  The Trustees have made such a determination for the current year of operations under the Plans.  The Plans, the Distribution Agreement, and any dealer agreement with any broker/dealers (each, a “Dealer Agreement”) may be terminated at any time without penalty by a majority of those Trustees who are not “interested persons” or, with respect to a particular class of shares, by a majority vote of the outstanding voting stock of that class.  Any amendment materially increasing the maximum percentage payable under the Plans, with respect to a particular class of shares, must likewise be approved by a majority vote of the outstanding shares of that class, as well as by a majority vote of those Trustees who are not “interested persons.”  Any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees having no interest in the Plans.  In order for the Plans to remain effective, the selection and nomination of Trustees who are not “interested persons” of the Trust must be effected by the Trustees who themselves are not “interested persons” and who have no direct or indirect financial interest in the Plans.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Trustees for their review.

Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Funds.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Custodian.  Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Funds’ assets.  The custodian acts as the depository for the Funds, safekeeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by the Funds.  The Custodian’s compensation is subject to a minimum annual amount of $5,000 for each Fund.

Compliance Services Administrator.  The Trust has entered into an compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.  Fees paid to NCS for these compliance services are paid by the Administrator.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BrookWeiner, L.L.C. to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, and prepare the Funds’ federal, state, and excise tax returns.  The independent registered public accounting firm will audit the financial statements of the Funds at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Malik Law Group LLC serves as legal counsel to the Trust and the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Funds’ prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Funds’ prospectus:

Purchases.  Shares of the Funds are offered and sold on a continuous basis.  The purchase price of shares of the Funds is based on the net asset value next determined after the order is received, subject to the order being accepted by the Funds in good form.  Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above.  The net asset value per share of the Funds is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Funds reserve the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds and their shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges.  No front-end sales charge is imposed with respect to the Institutional Class Shares and Advisor Class Shares of the Funds.  A 1.00% contingent deferred sales charge is imposed with respect to Advisor Class Shares redeemed within the first year of purchase.  The Distributor may, out of its own resources and assets or through an existing financing arrangement with the Advisor, pay commissions to broker-dealers for selling Advisor Class Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if redeemed.  The Distributor may pay such broker-dealers a commission of up to 1% of the amount invested in Advisor Class Shares subject to a contingent deferred sales charge.  Should the Distributor decide to pay such commissions to broker-dealers through its existing financing arrangement with the Advisor, the financing arrangement will work as follows.  The Advisor will forward to the Distributor a payment equal to an estimated amount of commissions.  When the Distributor pays a commission to a broker-dealer for selling Advisor Class Shares, the Advisor will receive payments under the applicable Fund’s Rule 12b-1 Plan for one year following the sale of such Advisor Class Shares.  These payments will equal 1.00% of the average daily net assets of the Advisor Class Shares that were sold.  If Advisor Class Shares are redeemed, then the Advisor will receive any contingent deferred sales charges collected by the Distributor and will no longer receive payments under the applicable Fund’s Rule 12b-1 Plan with respect to the redeemed shares.  In the event that the Distributor pays such commissions out of its own resources (and not under such a financing arrangement), the Distributor may then receive any contingent deferred sales charges imposed on redemptions of those shares and all or a portion of the compensation with respect to those shares under the Funds’ Rule 12b-1 Plans.  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account.  When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Funds’ prospectus, share certificates are normally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Purchases In Kind.  The Funds may accept securities in lieu of payment for the purchase of shares in a Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Funds, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Funds’ Net Asset Value” in the Funds’ prospectus.

Redemptions.  The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Funds.  No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds.

Involuntary Redemptions.  In addition to the situations described in the Funds’ prospectus under “Redeeming Fund Shares,” the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ prospectus from time to time or to close a shareholder’s account if the Funds are unable to verify the shareholder’s identity.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.

Systematic Withdrawal Plan.  Shareholders owning shares of a particular class with a value of $5,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) for the applicable class of shares.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly) in order to make the payments requested.  The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Funds’ prospectus, or are available by calling the Funds.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Funds’ prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Contingent deferred sales charges will not apply to shares redeemed under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon 60-days’ written notice or by a shareholder upon written notice to the Funds.  Applications and further details may be obtained by calling the Funds at 1-800-773-3863 or by writing to:

FMX Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365

Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash.  In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

SPECIAL SHAREHOLDER SERVICES

The Funds offer the following special shareholder services:

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Funds’ prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Funds may accept investments in the Funds with a reduced minimum initial investment from its Trustees, officers, and employees; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Funds.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the Financial Industries Regulatory Authority.  None of the aforementioned compensation is paid directly by the Funds or their shareholders although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest.  Under the Funds’ policy, the Funds and Advisor generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Funds and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of the Funds’ portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-800-773-3863.  The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and complete portfolio holdings from the previous business day.  The Funds will make this information available to the public on web pages found at www.ncfunds.com.  The web pages can be reached selecting the link “Fund Search” found in the top right-hand corner of www.ncfunds.com.  By searching for the Funds using key words such as “FMX” and then selecting the link for a Fund on the Fund Search Results page, one will be led to the information page for that Fund.  Under the section entitled “Portfolio Holdings” on the web page, there will be a link to the Fund’s complete portfolio holdings entitled “Click To View.”  This information is generally posted at the end of each business day and remains available until new information is posted.  The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Funds’ website.

The officers of the Funds and/or Advisor may share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Funds’ prospectuses and statement of additional information, and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., and PrinterLink Communications Group, Inc., financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  The Funds and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Funds’ service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Funds currently do not provide non-public portfolio holdings information to any other third parties.  In the future, the Funds may elect to disclose such information to other third parties if the Advisor determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

The Funds’ policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Funds’ portfolio holdings to unauthorized third parties.  The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

NET ASSET VALUE

The net asset value and net asset value per share of each class of shares of the Funds normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier.  The Funds’ net asset value for each class of shares is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each class of shares of the Funds will not be calculated.

The net asset value per share of each class of shares of the Funds is calculated separately by adding the value of a Fund’s securities and other assets belonging to the Fund and attributable to a class of shares, subtracting the liabilities charged to the Fund and to the class of shares, and dividing the result by the number of outstanding shares of such class of shares.  “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of shares will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.  Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular class of shares (such as the distribution and service fees) will be charged against that class.  Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Funds are conclusive.

Values of portfolio securities are determined according to accepted accounting practices and all laws and regulations that apply.  The assets of the Funds are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In valuing the Funds’ total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders.  The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities or currencies.  Any income derived by a series from a partnership or trust is treated as derived with respect to the series’ business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares.  All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Funds declare a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning on or before December 31, 2010, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2009) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended May 31, 2010, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.  You may request a copy of the Funds’ annual and semi-annual reports at no charge by calling the Fund at 1-800-773-3863.

APPENDIX A –DESCRIPTION OF RATINGS

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

Trust’s Proxy Voting Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Advisor the following duties: (1) to make the proxy voting decisions for the fund; and (2) to assist the funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act.

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of a fund’s shareholders, on the one hand, and those of the fund’s investment advisor, principal underwriter, or an affiliated person of the fund, its investment advisor, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Advisor’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Advisor has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the funds.

I.           Specific Proxy Voting Policies and Procedures

A.   General

The Trust and the funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the funds are committed to voting corporate proxies in the manner that best serves the interests of the fund’s shareholders.

B.           Delegation to the Advisor

The Trust’s believes that each fund’s Advisor is in the best position to make individual voting decisions for the funds consistent with this Policy.  Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties:

(i)	to make the proxy voting decisions for the applicable funds; and
(ii)
to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Advisor’s Proxy Voting and Disclosure Policy (the “Advisor Voting Policy”) as it relates to the applicable funds.  The Board must also approve any material changes to the Advisor Voting Policy no later than six (6) months after adoption by the Advisor.

C.           Conflicts

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of the fund’s shareholders, on the one hand, and those of the fund’s investment advisor, principal underwriter, or an affiliated person of the fund, its investment advisor, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Advisor Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.           Fund Disclosure

A.Disclosure of Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The funds shall disclose this Policy to their respective shareholders.  The funds will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The funds will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.           Disclosure of each Fund’s Complete Proxy Voting Record

Each fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the fund cast is vote on the matter;
(viii)	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the fund cast its vote for or against management.

Each fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the fund’s website, if applicable.  If a fund discloses its proxy voting record on or through its website, the fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website.  If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.           Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding each fund’s securities;
(iii)	Records of votes cast on behalf of each fund; and
(iv)	A record of each shareholder request for proxy voting information and the applicable fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.           Proxy Voting Committee

A.   General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how each fund should cast its vote, if called upon by the Board, when a matter with respect to which the fund is entitled to vote presents a conflict between the interest of the fund’s shareholders, on the one hand, and those of the fund’s investment advisor, principal underwriter, or an affiliated person of the fund, its investment advisor, or principal underwriter, on the other hand.

B.   Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.           Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of FolioMetrix, LLC

Adopted: July 16, 2009

1.           Background

The act of managing assets in client portfolios consisting of common stock normally includes the important function of voting proxies related to the stock.  Investment advisors with such responsibility should implement procedures designed to ensure that proxies are voted in an appropriate manner.

Where FolioMetrix, LLC (the “Advisor”) has proxy voting authority, the Advisor has a fiduciary responsibility for voting the proxies in a manner that is in the best interests of its clients.  The policies and procedures of the Advisor for voting proxies received by accounts managed by the Advisor are set forth below.

2.           Proxy Voting Policies

The Advisor shall vote proxies related to securities held by any client in a manner solely in the interest of the client.  In general, the Advisor considers factors that relate to the client’s investment, including how its vote will affect the value of the client’s investment.  Proxy votes generally will be cast in favor of proposals that the Advisor believes maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect.  In voting on each issue, the Advisor and its employees shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Specific guidelines for voting proxies are set forth in the Voting Guidelines on Exhibit A attached to this policy.

3.           Proxy Voting Procedures

A.
Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), the Advisor’s representative for the client account will be responsible for voting the proxies related to that account.

B.	All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the appropriate representative.

C.	The representative will promptly vote proxies received in a manner consistent with this policy, including the Voting Guidelines.

D.	The representative will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed and become a part of the records of the Advisor.

4.           Delegation of Proxy Voting

The Advisor may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party proxy voting service, provided that the Advisor retains final authority and fiduciary responsibility for all proxy voting on behalf of the clients that are registered investment companies.  In the event that the Advisor so delegates its proxy voting responsibilities, the Advisor shall continually monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

The Advisor’s delegate shall vote proxies in a prudent and timely fashion, only after careful evaluation of the issue(s) presented on the ballot and in a manner consistent with the terms of conditions of these Proxy Voting Policies and Procedures.

5.           Conflicts

While the nature of the Advisor’s business is unlikely to result in a conflict of interest (e.g. the Advisor is not engaged in brokerage, underwriting, investment banking activities, etc.), if the Advisor is aware of a conflict between the interests of a client and the interests of the Advisor or an affiliated person of the Advisor (e.g., a portfolio company is a client or an affiliate of a client of the Advisor), the Advisor will take the following steps:

A.	With respect to clients that are registered investment companies, the Advisor will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions; and

B.
With respect to other clients, the Advisor will vote the proxy in accordance with the specifics of the Voting Guidelines (if addressed in the Voting Guidelines) or may abstain (if not addressed in the Voting Guidelines).

6.           Disclosure of How to Obtain Voting Information

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires the Advisor to disclose in response to any client request how the client can obtain information from the Advisor on how its securities were voted.  the Advisor will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Advisor.  Upon receiving a written request from a client, the Advisor will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 of the Investment Advisers Act also requires the Advisor to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  The Advisor will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, the Advisor will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

7.           Recordkeeping

The Advisor shall keep the following records for a period of at least five years, the first two in an easily accessible place:

A.	A copy of this Policy;

B.	Proxy Statements received regarding client securities;

C.	Records of votes cast on behalf of clients;

D.	Any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision;

E.	Records of client requests for proxy voting information; and

F.	A record of each shareholder request for proxy voting information and the Advisor’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Advisor shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the investment company by the Advisor and shall provide a copy of such record to the investment company upon request.

The Advisor may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that the Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request the Advisor reserves the right to amend this policy without notice at anytime.

Exhibit A

Proxy Voting Guidelines

The following are the proxy voting guidelines adopted by FolioMetrix, LLC (the “Advisor”) with respect to voting of proxies for private clients and voting of proxies for the Starboard Investment Trust.  The effective date of these proxy voting guidelines is July 16, 2009

1.	It is the policy of the Advisor to vote proxies in what we believe is the best interest of our clients.

2.
It is the policy of the Advisor to review all corporate actions outlined in proxy statements of companies that our clients own and to vote all proxies for clients that have elected to have us vote their proxies.  The Starboard Investment Trust has delegated responsibility for voting securities owned by the FMX Funds to the Advisor.

3.
In corporate governance matters, it is the policy of the Advisor to vote for resolutions and board members that we perceive as strengthening independent corporate governance (e.g. separating the roles of chairman of the board of directors and CEO, voting for independent board members and a lead director, etc.) and against provisions and directors that in our determination weaken the independence of corporate governance (e.g. staggering of board elections, “poison-pill” arrangements, requiring supermajority votes, board members that are relatives of management, changes in state of incorporation if we view the reincorporation as solely an attempt to move to a venue that weakens shareholder rights, etc.).  If we believe that incumbent members of the board of directors have been or are currently ineffective, it is generally the policy of the Advisor to withhold our votes for such incumbent directors.

4.
In matters of board compensation, it is generally the policy of the Advisor to vote against compensation structures that grant options to directors, because it is our belief that option holders have different incentives from those of the shareholders they should represent.

5.
In matters of executive compensation, it is generally the policy of the Advisor to vote for provisions that truly align long-term incentives of executives and shareholders.  It is generally our policy to vote against option plans that grant fixed price options.

6.	It is the policy of the Advisor to review proposals for capital structure changes, mergers, recapitalizations, etc., of the companies our clients own, and to assess each proposal on its merits.

7.	It is the policy of the Advisor to vote against shareholder resolutions seeking to address social issues. We believe these types of issues should be addressed in a different forum.